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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 28, 2006

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

               On April 25, 2006, the Compensation Committee of the Company's Board of Directors approved increases to the base salaries (effective as of May 1, 2006) of the following named executive officers:

Name and Position	Year	Base Salary

T. M. Connelly, Jr.
Senior Vice President & Chief	2006	$543,840
Science & Technology Officer	2005	$528,000

R. R. Goodmanson
Executive Vice President &	2006	$819,000
Chief Operating Officer	2005	$795,000

S. J. Mobley
Senior Vice President, Chief	2006	$597,396
Administrative Officer &	2005	$580,000
General Counsel

G. M. Pfeiffer
Senior Vice President &	2006	$612,840
Chief Financial Officer	2005	$595,000

               Information related to the 2005 variable compensation and 2006 stock option and long-term incentive awards to these named executive officers was previously disclosed on Form 8-K filed February 3, 2006.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Vice President and Controller

April 28, 2006

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